CONEXEU SCIENCES INC.

LETTER TO SHARE PURCHASE WARRANTHOLDERS

October [●], 2026

TO: The registered Holders of Share Purchase Warrants

                    exercisable at US$2.30 per share

Conexeu Sciences Inc. (the "Company") HEREBY GIVES NOTICE that a warrant exercise inducement program (the "Inducement Program") has been designed to encourage the early exercise of up to 4,762,780 of the Company's outstanding warrants having an exercise price of US$2.30 per share (the "Warrants").

Pursuant to the Inducement Program, the Company is offering an inducement to each Warrant holder that exercises their Warrants prior to the April 30, 2027 early exercise period ("Early Exercise Period"), by the issuance of one transferable common stock purchase warrant (each, an "Inducement Warrant") at a price of $0.001 per Inducement Warrant for each Warrant early exercised.  Each Inducement Warrant will entitle the holder thereof to purchase one additional share of common stock of the Company (each, an "Inducement Warrant Share") for a period of 24 months from the date of issuance of such Inducement Warrant, at an exercise price of US$3.00 per Inducement Warrant Share.  The Early Exercise Period commences October [●], 2026 and expires at 4:00 p.m. (Reno, Nevada time) on April 30, 2027 (the "Early Exercise Expiry Date").

A form of warrant subscription agreement (the "Subscription Agreement") is enclosed with this letter.  Under the terms of the Subscription Agreement, Warrant holders who wish to participate in the Inducement Program will agree to exercise their Warrants, deliver the necessary documents, and pay to the Company the exercise price for their Warrants being exercised along with US$0.001 for each new Inducement Warrant to be issued to the Warrant holder.  Warrant holders who elect to participate in the Inducement Program are required to deliver to Steve Inouye (steve@conexeu.com), by 4:00 p.m. (Reno, Nevada time) on or before the Early Exercise Expiry Date, the following:

1. a duly completed and executed Subscription Agreement;

2. a duly completed and executed Subscription Form/Exercise Form attached as Schedule "A" to your original Warrant certificate;

3. your original Warrant certificate; and

4. the applicable aggregate exercise price for the shares to be issued upon exercise of your Warrants plus US$0.001 for each new Inducement Warrant to be issued to you, payable to "Conexeu Sciences Inc." in United States Dollars by way of certified cheque, money order, bank draft or wire transfer.

Since the Company's recent US$3.00 Unit/Special Warrant Offering involves the issuance of a maximum of 1,666,667 shares of common stock as well as a maximum of 1,666,667 shares of common stock underlying the warrants forming part of the US$3.00 Unit/Special Warrant Offering, and together with the 4,762,780 shares of common stock of the Company potentially issuable under the Inducement Warrants that could be issued under the Inducement Program, would be aggregated under the Nasdaq Listing Rules, such would result in the potential issuance of up to 8,096,114 shares of common stock of the Company.  This would result in 20% or more of the outstanding shares of common stock of the Company as of the date of the consent resolutions of the Board of Directors of the Company authorizing the US$3.00 Unit/Special Warrant Offering, which the outstanding shares of common stock of the Company immediately prior to the US$3.00 Unit/Special Warrant Offering was 29,498,365 shares.  Therefore, the Company must place a "share cap" on the number of shares that could be issued pursuant to the exercise of the Inducement Warrants at 2,563,389 shares of common stock of the Company underlying the Inducement Warrants (the "Exchange Share Cap") so the total number of shares of common stock issuable pursuant to the US$3.00 Unit/Special Warrant Offering together with the Exchange Share Cap for the Inducement Warrants is not 20% or more of the shares of common stock of the Company outstanding before the US$3.00 Unit/Warrant Offering and Inducement Program until the Company receives stockholder approval at an annual and/or special meeting of stockholders of the Company providing for the issuance of 20% or more of its outstanding shares of common stock (the "Exchange Cap Stockholder Approval"). The Exchange Share Cap of 2,563,389 shares of common stock of the Company upon the exercise of the Inducement Warrants will be on a first to exercise basis of the holders of the Inducement Warrants, until the Exchange Cap Stockholder Approval is obtained.

The Board of Directors of the Company has agreed to register for resale on Form S-1 registration statement the shares of common stock of the Company (the "Shares") that have already been received from the exercise of the Warrants currently held by the Warrant holder, if any, as well as the Shares to be received upon the exercise of the Warrants as part of the inducement to exercise the Warrants pursuant to the Inducement Program.

[The Shares received from the exercise of the Warrants currently owned by the Warrant holders as well as the Inducement Warrants and the Shares received from the exercise of the Inducement Warrants will be subject to the terms and conditions of the voluntary pooling agreement that the Warrant holder entered into with the Company with respect to the Warrants (the "Existing Pooling Agreement"). The Warrant holder by participating in the Inducement Program hereby irrevocably appoints the CEO of the Company, as exists at the applicable time (in any case, the "CEO"), as the Warrant holder's attorney-in-fact and authorizes the CEO as the Warrant holder's attorney-in-fact to approve and amend or update the Existing Pooling Agreement on behalf of the Warrant holder to reflect the increase in the number of Shares and the decrease in number of Warrants along with the addition of any Inducement Warrants and the Shares underlying the Inducement Warrants issued to the Warrant holders being subject to the Existing Pooling Agreement. The Warrant holder understands and acknowledges that the Shares received from the exercise of the Warrants currently held by the Warrant holder as well as the Inducement Warrant Shares received from exercise of the Inducement Warrants to be received by the Warrant holder upon exercise of the Inducement Warrants pursuant to the Inducement Program will, in addition to the applicable restrictive legends set forth in the certificate representing the Warrants and the Inducement Warrants, contain the following contractual restrictive legend substantially in the form set forth below:

"THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A POOLING AGREEMENT. 100% OF SUCH SECURITIES WILL BE RELEASED FROM THE POOLING ON THE DAY WHICH IS 12 MONTHS AFTER THE LISTING OF THE ISSUER ON A STOCK EXCHANGE OR TRADING SYSTEM IN NORTH AMERICA.";]

The Inducement Warrants will bear the following legend substantially in the form set forth below:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT."

If the holder of the Inducement Warrants is a Canadian, the Inducement Warrants will also bear the following additional legend in the form set forth below:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE]."

In addition to the legends above, the Inducement Warrants will bear a legend substantially in the form set forth below:

"THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT."

Any Warrants that are not exercised prior to the Early Exercise Expiry Date will remain outstanding and continue to be exercisable for shares of common stock of the Company on their current terms.

For further information you may contact the Company's Chief Financial Officer, Stephen Inouye at:

CONEXEU SCIENCES INC.

Suite 880, 50 West Liberty Street

Reno, Nevada, 89501, USA

Attention:  Stephen Inouye, Chief Financial Officer
E-mail address:  steve@conexeu.com

ON BEHALF OF THE BOARD

Jeff Sharpe

Chairman of the Board of Directors